Fees Summary	Jun. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 862,500,000
Previously Paid Amount	0
Total Fee Amount	119,111.25
Total Offset Amount	0
Net Fee	$ 119,111.25